INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1550
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online
at www.causewayfunds.com

This material must be preceded or accompanied
by a current prospectus.
-------------------------------------------------------
                                        CCM-SA-001-0200
-------------------------------------------------------

CAUSEWAY INTERNATIONAL VALUE FUND

              [Logo of Causeway International Value Fund Omitted]

                                    CAUSEWAY
                                 INTERNATIONAL
                                   VALUE FUND

                                   SEMI-ANNUAL
                                     REPORT
                                 MARCH 31, 2003

                   CAUSEWAY CAPITAL MANAGEMENT LLC

[Graphic of Sphere and map omitted]

Causeway International Value Fund Omitted

[Background Graphic Omitted]

                           TABLE OF CONTENTS



                           Letter to Shareholders                              2

                           Statement of Net Assets                             4

                           Statement of Operations                            10

                           Statement of Changes in Net Assets                 11

                           Financial Highlights                               12

                           Notes to Financial Statements                      13

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2003, the Causeway International Value Fund Institutional Class returned -1.00% and Investor Class returned -1.14%, compared to the MSCI EAFE[R] Index return of -2.17% for the same period. The Fund outpaced the Index in the six months largely due to gains from stock selection. Several of the Fund's most resilient holdings were in the healthcare, telecommunications and financial services sectors. During a period of extraordinary volatility, international stock markets succumbed to geopolitical and economic concerns that worsened considerably in early-October and again in late March. Weakness in October reinforced a trend established in August 2002. Weakness in late March eliminated earlier market gains, when expectations of a quick coalition victory in Iraq ended abruptly as stiff resistance emerged in some cities.

Some of the most significant contributors to the Fund's resilience vs. the Index included companies that made progress in restructuring and demonstrated earnings improvements. Proof that operating profit margins reached an inflection point sent the shares of German market-listed Fresenius Medical Care soaring in the period. Another contributor to relative performance gains was the Swiss orthopedics company, Centerpulse, the recipient of a friendly takeover offer by its UK-based competitor, Smith & Nephew. In Hong Kong, one of the Fund's more successful holdings was the Mainland Chinese electricity-generating company, Huaneng Power International, a beneficiary of the restructuring of the state power corporation. In contrast, some of the Fund's worst performers came from economically cyclical industries or those dependent on the contracting financial services industry such as the UK multimedia company, Reuters Group. Other under-performing stocks in the Fund in this period included the Japanese video game giant, Nintendo, which suffered from competitive pressures and a disappointing new product launch. Although extremely undervalued, we do not expect an improvement in the share prices of these under-performing companies until investors perceive an imminent economic recovery and/or a sign of greater pricing power. Meanwhile, companies with superior financial strength such as Nintendo and Reuters Group have the flexibility to continue paying a generous dividend, a welcome inducement for our patience.

With the overthrow of Saddam Hussein and a recent decline in oil prices, another global easing of monetary policy should spur a recovery in employment, consumer confidence and capital spending in the G-7 economies. We expect an early boost in capital spending in short life cycle purchases such as replacements of computer hardware and other technology assets that predate the year 2000. In the U.S., heavy public borrowing further burdened by the reconstruction of Iraq, debt-monetization and cyclically high commodity prices foreshadow inflation, not deflation. As a result, we expect modest upward pressure on bond yields in the U.S. and in Europe by late 2004. One of the more incalculable risks to our forecast is the further spread of the new Asian pneumonia (SARS) that has already hampered regional growth in Asia for 2003.

--------------------------------------------------------------------------------
2

After numerous management meetings over the past year, we are convinced that most companies have embarked on dramatic structural reform to reduce their cost base and increase efficiency. Those businesses generating positive cash flow, net of their rather modest levels of capital expenditures, are using that cash to repay debt. Improvements in operating leverage combined with more financial flexibility should help these companies benefit from any magnitude of economic recovery. Encouragingly, we are also witnessing efforts by corporate Japan to improve profitability. Thorough fundamental research allows us to identify an increasing number of high quality, well-managed companies with superior financial strength whose businesses encompass a variety of industries and geographic regions. Dividend yields for some of these holdings exceed the market averages and some even exceed the local bond yields. We continue to favor companies that have proven they can boost efficiency through cost reduction and improved asset utilization. This enhanced operating leverage should help these companies improve their return on capital and share prices in the years ahead.

/s/ Harry W. Hartford        /s/ Sarah H. Ketterer         /s/ James A. Doyle

Harry W. Hartford            Sarah H. Ketterer             James A. Doyle

Portfolio Manager            Portfolio Manager             Portfolio Manager

April 2003

AS OF 3/31/03, AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS WERE -22.66% (ONE YEAR) AND -8.99% (SINCE INCEPTION), AND FOR THE INVESTOR CLASS WERE -22.81% (ONE YEAR) AND -9.24% (SINCE INCEPTION). INCEPTION WAS 10/26/01. THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICES FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICES FEE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS. THE MSCI EAFE[R] INDEX IS AN UNMANAGED INDEX CONSISTING OF A MARKET-VALUE-WEIGHTED AVERAGE OF THE PERFORMANCE OF INTERNATIONAL SECURITIES LISTED ON EXCHANGES IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 6 IN THE NOTES TO FINANCIAL STATEMENTS).

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
MARCH 31, 2003 (UNAUDITED)



CAUSEWAY INTERNATIONAL VALUE FUND                      NUMBER OF SHARES                   VALUE (000)
---------------------------------------------------------------------------------------------------------
COMMON STOCK
AUSTRALIA -- 1.2%
         QBE Insum Group                                        626,187                     $   3,175
                                                                                            ---------
CANADA -- 2.9%
         Celestica*                                             335,900                         3,827
         Manulife Financial                                     166,951                         3,989
                                                                                            ---------
                                                                                                7,816
                                                                                            ---------

FRANCE -- 7.4%
         Aventis                                                122,367                         5,372
         AXA                                                    342,991                         4,050
         BNP Paribas                                            108,937                         4,363
         Societe BIC                                             45,702                         1,479
         Vinci                                                   75,186                         4,389
                                                                                            ---------
                                                                                               19,653
                                                                                            ---------

GERMANY -- 2.3%
         DePfa Bank                                              86,130                         3,805
         Fresenius Medical Care                                  45,946                         2,325
                                                                                            ---------
                                                                                                6,130
                                                                                            ---------

HONG KONG -- 10.1%
         ASM Pacific Technology                               1,502,500                         3,593
         Cathay Pacific Airways                               1,736,000                         2,115
         Giordano International                               6,624,000                         2,060
         Henderson Land Development                           1,296,648                         3,234
         Huaneng Power International                          4,602,000                         4,337
         PetroChina                                          28,574,000                         6,008
         SCMP Group                                             851,324                           308
         Shandong International Power Development            10,128,000                         2,246
         Swire Pacific                                          803,500                         3,183
                                                                                            ---------
                                                                                               27,084
                                                                                            ---------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
4                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF NET ASSETS
MARCH 31, 2003 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)          NUMBER OF SHARES                   VALUE (000)
---------------------------------------------------------------------------------------------------------
IRELAND -- 1.0%
         Greencore Group                                        960,420                     $   2,620
                                                                                            ---------

JAPAN -- 11.4%
         Canon                                                  122,000                         4,259
         Konica                                                 688,900                         5,455
         Namco                                                  256,800                         3,686
         Nintendo                                                82,700                         6,695
         Promise                                                142,650                         3,970
         Sanyo Shinpan Finance                                  122,500                         2,324
         Takefuji                                                82,250                         3,919
                                                                                            ---------
                                                                                               30,308
                                                                                            ---------

NETHERLANDS -- 9.1%
         ABN Amro Holding                                       287,524                         4,204
         Akzo Nobel                                             102,621                         2,040
         ASML Holding*                                          390,599                         2,536
         Hagemeyer                                              365,705                         1,385
         ING Groep                                              245,421                         2,836
         Koninklijke Philips Electronics                        374,987                         5,888
         TPG                                                    188,540                         2,872
         Vedior                                                 575,298                         2,536
                                                                                            ---------
                                                                                               24,297
                                                                                            ---------

NEW ZEALAND -- 1.2%
         Telecom Corporation of New Zealand                   1,236,305                         3,097
                                                                                            ---------

NORWAY -- 2.1%
         Telenor                                              1,741,721                         5,592
                                                                                            ---------

PORTUGAL -- 1.4%
         Portugal Telecom SGPS                                  547,477                         3,794
                                                                                            ---------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                       CAUSEWAY INTERNATIONAL VALUE FUND                       5

STATEMENT OF NET ASSETS
MARCH 31, 2003 (UNAUDITED)


CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)          NUMBER OF SHARES                   VALUE (000)
---------------------------------------------------------------------------------------------------------
SINGAPORE -- 2.2%
         Creative Technology                                    557,997                     $   3,382
         United Overseas Bank                                   437,629                         2,554
                                                                                            ---------
                                                                                                5,936
                                                                                            ---------

SOUTH KOREA -- 1.2%
         SK Telecom                                              26,170                         3,192
                                                                                            ---------

SPAIN -- 6.2%
         Altadis                                                159,269                         3,883
         Banco Santander Central Hispano                        581,134                         3,710
         Repsol                                                 307,930                         4,442
         Telefonica*                                            484,019                         4,526
                                                                                            ---------
                                                                                               16,561
                                                                                            ---------

SWITZERLAND -- 9.8%
         Centerpulse*                                            25,567                         5,467
         Credit Suisse Group*                                   218,732                         3,803
         Geberit*                                                13,545                         4,245
         Novartis                                               108,093                         4,003
         SIG Holding                                             34,575                         3,057
         Zurich Financial Services                               64,031                         5,449
                                                                                            ---------
                                                                                               26,024
                                                                                            ---------

UNITED KINGDOM -- 25.9%
         Arriva                                                 865,051                         3,993
         Aviva                                                  656,822                         3,654
         BAE Systems                                          1,104,098                         1,955
         British Airways*                                     1,973,939                         3,245
         British American Tobacco                               309,044                         2,889
         BT Group                                             1,536,016                         3,812
         Cadbury Schweppes                                      975,387                         5,165


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
6                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF NET ASSETS
MARCH 31, 2003 (UNAUDITED)


CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)          NUMBER OF SHARES                   VALUE (000)
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- (CONTINUED)
         Chubb                                                1,344,237                     $   1,243
         Diageo                                                 492,034                         5,047
         Hanson                                                 515,970                         2,514
         Hays                                                 2,901,374                         3,554
         Kingfisher                                           1,202,198                         4,371
         Lloyds TSB Group                                       681,350                         3,468
         Reed Elsevier                                          272,368                         1,946
         Reuters Group                                        1,552,072                         2,490
         Royal Bank of Scotland Group                           203,452                         4,583
         SABMiller                                              634,836                         3,974
         Spirent                                              2,424,806                           575
         United Business Media                                  808,843                         2,774
         Vodafone Group                                       2,177,959                         3,890
         Wolseley                                               496,726                         4,020
                                                                                            ---------
                                                                                               69,162
                                                                                            ---------

TOTAL COMMON STOCK
         (Cost $298,182) -- 95.4%                                                             254,441
                                                                                            ---------

PREFERRED STOCK
GERMANY -- 1.2%
         Fresenius Medical Care                                  83,611                         3,148
                                                                                            ---------

TOTAL PREFERRED STOCK
         (Cost $3,404) -- 1.2%                                                                  3,148
                                                                                            ---------

CASH EQUIVALENT
         Bank of New York Cash Management Program            11,892,170                        11,892
                                                                                            ---------
TOTAL CASH EQUIVALENT
         (Cost $11,892) -- 4.5%                                                                11,892
                                                                                            ---------

TOTAL INVESTMENTS
         (Cost $313,478) -- 101.1%                                                            269,481
                                                                                            ---------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                       CAUSEWAY INTERNATIONAL VALUE FUND                       7

STATEMENT OF NET ASSETS
MARCH 31, 2003 (UNAUDITED)


CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                                                         VALUE (000)
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET

     Payable due to Investment Adviser                                                                  $   (148)
     Payable due to Administrator                                                                            (33)
     Payable due to Shareholder Servicing Agent                                                              (33)
     Other Assets & Liabilities                                                                           (2,627)
                                                                                                        --------
        TOTAL OTHER ASSETS & LIABILITIES, NET -- (1.1)%                                                   (2,841)
                                                                                                        ========

NET ASSETS:
   Fund Shares of Institutional Class
        (unlimited authorization -- no par value)
        based on 10,072,302 outstanding shares of beneficial interest                                    102,679
   Fund Shares of Investor Class
        (unlimited authorization -- no par value)
        based on 20,897,384 outstanding shares of beneficial interest                                    211,058
   Undistributed net investment income                                                                       720
   Accumulated net realized loss on investments                                                           (3,843)
   Net unrealized depreciation on investments                                                            (43,997)
   Net unrealized appreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities
        denominated in foreign currencies                                                                     23
                                                                                                        --------

        TOTAL NET ASSETS -- 100.0%                                                                      $266,640
                                                                                                        ========
   NET ASSET VALUE (BASED ON NET ASSETS OF $86,861),
        OFFERING AND REDEMPTION PRICE PER SHARE -- INSTITUTIONAL CLASS                                     $8.62
                                                                                                        ========
   NET ASSET VALUE (BASED ON NET ASSETS OF $179,779),
        OFFERING AND REDEMPTION PRICE PER SHARE -- INVESTOR CLASS                                          $8.60
                                                                                                        ========

* Non-income producing security
The Investment Adviser determines where a company is located by referring to its primary stock exchange listing, where it is registered or where its headquarters is located.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

8                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF NET ASSETS
MARCH 31, 2003 (UNAUDITED)

AS OF MARCH 31, 2003, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS:

CAUSEWAY INTERNATIONAL VALUE FUND (CONCLUDED)        MARKET VALUE (000)                  % OF NET ASSETS
------------------------------------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
COMMON STOCK
Banks                                                          $ 30,490                            11.4%
Telephones & Telecommunications                                  28,478                            10.7
Insurance                                                        23,153                             8.7
Food, Beverage & Tobacco                                         19,604                             7.4
Medical                                                          17,167                             6.4
Building & Construction                                          11,148                             4.2
Electronics                                                      10,958                             4.1
Petroleum & Fuel Products                                        10,450                             3.9
Finance                                                          10,213                             3.8
Transportation                                                    6,865                             2.6
Electric                                                          6,583                             2.5
Toys                                                              6,695                             2.5
Diversified Operations                                            6,737                             2.5
Retail                                                            6,431                             2.4
Semiconductor Equipment                                           6,129                             2.3
Office Equipment                                                  5,738                             2.2
Airlines                                                          5,360                             2.0
Distribution/Wholesale                                            5,405                             2.0
Photographic Supplies & Equipment                                 5,455                             2.0
Publishing                                                        5,028                             1.9
Brewery                                                           3,974                             1.5
Entertainment                                                     3,686                             1.4
Computers                                                         3,382                             1.3
Real Estate                                                       3,234                             1.2
Machinery                                                         3,057                             1.1
Human Resources                                                   2,536                             1.0
Multimedia                                                        2,490                             0.9
Chemicals                                                         2,040                             0.8
Aerospace/Defense                                                 1,955                             0.7
                                                               --------                          -------
TOTAL COMMON STOCK                                              254,441                             95.4
TOTAL PREFERRED STOCK                                             3,148                              1.2
TOTAL CASH EQUIVALENT                                            11,892                              4.5
                                                               --------                          -------
TOTAL INVESTMENTS                                               269,481                            101.1

OTHER ASSETS & LIABILITIES, NET                                  (2,841)                            (1.1)
                                                               --------                          -------
TOTAL NET ASSETS                                               $266,640                            100.0%
                                                               ========                          =======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                       CAUSEWAY INTERNATIONAL VALUE FUND                       9

STATEMENT OF OPERATIONS (000) (UNAUDITED)


                                                                                                           CAUSEWAY
                                                                                                      INTERNATIONAL
                                                                                                         VALUE FUND
                                                                                                      -------------
                                                                                                        10/01/02 to
                                                                                                            3/31/03
                                                                                                      -------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $262)                                                  $ 2,224
   Interest Income                                                                                               14
                                                                                                            -------
   Total Investment Income                                                                                    2,238
                                                                                                            -------
EXPENSES:
   Investment Advisory Fees                                                                                     974
   Administration Fees                                                                                          182
   Shareholder Servicing Fees - Investor Class                                                                  185
   Custodian Fees                                                                                               138
   Transfer Agent Fees                                                                                           43
   Professional Fees                                                                                             33
   Registration Fees                                                                                             33
   Director Fees                                                                                                 18
   Printing Fees                                                                                                 22
   Organizational Fees (2)                                                                                        7
   Other Fees                                                                                                     3
                                                                                                            -------
   Total Expenses                                                                                             1,638
                                                                                                            -------
   Less:
     Waiver of Investment Advisory Fees                                                                        (175)
     Directed Brokerage (1)                                                                                     (17)
                                                                                                            -------
                                                                                                              1,446
   Net Expenses
                                                                                                            -------
   NET INVESTMENT INCOME                                                                                        792
                                                                                                            -------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Loss from Security Transactions                                                              (3,086)
   Net Realized Gain from Foreign Currency Transactions                                                          34
   Net Change in Unrealized Depreciation on Investments                                                      (1,990)
   Net Change in Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and Translation
     of Other Assets and Liabilities Denominated in Foreign Currency                                             16
                                                                                                            -------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                         (5,026)
                                                                                                            -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $(4,234)
                                                                                                            =======

(1) See Note 3 in the Notes to Financial Statements.
(2) See Note 4 in the Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10                     CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (000) (UNAUDITED)

                                                                                                 CAUSEWAY INTERNATIONAL
                                                                                                       VALUE FUND
                                                                                    ------------------             -----------------
                                                                                           10/01/02 to               10/26/01 (1) to
                                                                                               3/31/03                       9/30/02
                                                                                    ------------------             -----------------
OPERATIONS:
   Net Investment Income                                                                     $     792                   $    1,591
   Net Realized Gain (Loss) from Security Transactions                                          (3,086)                         298
   Net Realized Gain (Loss) from Foreign Currency Transactions                                      34                          (38)
   Net Change in Unrealized Depreciation on Investments                                         (1,990)                     (42,007)
   Net Change in Unrealized Appreciation on Forward Foreign Currency
     Contracts, Foreign Currency, and Translation of Other Assets and
     Liabilities Denominated in Foreign Currency                                                    16                            7
                                                                                             ---------                   ----------
   Net Decrease in Net Assets Resulting from Operations                                         (4,234)                    (40,149)
                                                                                             ---------                   ----------
DISTRIBUTION TO SHAREHOLDERS:
   Net Investment Income:
     INSTITUTIONAL CLASS                                                                          (650)                         (13)
     INVESTOR CLASS                                                                             (1,122)                         (11)
                                                                                             ---------                   ----------
   Total Net Investment Income                                                                  (1,772)                         (24)
                                                                                             ---------                   ----------
   Net Capital Gain Distribution:
     INSTITUTIONAL CLASS                                                                          (344)                          --
     INVESTOR CLASS                                                                               (711)                          --
                                                                                             ---------                   ----------
   Total Net Capital Gain Distributions                                                         (1,055)                          --
                                                                                             ---------                   ----------

   Total Distribution to Shareholders                                                           (2,827)                         (24)
                                                                                             ---------                   ----------

CAPITAL SHARE TRANSACTIONS(2):
   INSTITUTIONAL CLASS:
   Proceeds from Shares Sold                                                                    69,762                    101,838(3)
   Reinvestment of Dividends                                                                       992                           12
   Payments for Shares Redeemed                                                                (52,762)                     (17,228)
   Redemption Fee(4)                                                                                 5                            8
                                                                                             ---------                   ----------
   Increase in Net Assets Derived from Institutional Class Transactions                         17,997                       84,630
                                                                                             ---------                   ----------
   INVESTOR CLASS:
   Proceeds from Shares Sold                                                                   164,698                    223,396(3)
   Reinvestment of Dividends                                                                     1,796                           11
   Payments for Shares Redeemed                                                               (111,155)                     (67,615)
   Redemption Fee(4)                                                                                14                            2
                                                                                             ---------                   ----------
   Increase in Net Assets Derived from Investor Class Transactions                              55,353                      155,794
                                                                                             ---------                   ----------
   Net Increase in Net Assets Derived from Capital Share Transactions                           73,350                      240,424
                                                                                             ---------                   ----------
   Total Increase in Net Assets                                                                 66,289                      200,251

NET ASSETS:
     Beginning of Period                                                                       200,351                          100
                                                                                             ---------                   ----------
     End of Period                                                                           $ 266,640                   $  200,351
                                                                                             =========                   ==========

(1) Commencement of operations
(2) See Note 9 in the Notes to Financial Statements.
(3) Includes subscriptions as a result of in-kind transfer of securities (see
    Note 8 in the Notes to Financial Statements).
(4) See Note 2 in the Notes to Financial Statements.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                       CAUSEWAY INTERNATIONAL VALUE FUND                      11

FINANCIAL HIGHLIGHTS
For the six month period ended March 31, 2003 (Unaudited) and the period from inception(1) through September 30, 2002
For a Share Outstanding Throughout the Periods



------------------------------------------------------------------------------------------------------------------------------------
                                           Net Realized
             Net Asset                              and     Distributions     Distributions
                Value,             Net       Unrealized          from Net              from        Net Asset
             Beginning      Investment             Loss        Investment           Capital        Value, End            Total
             of Period          Income    on Securities            Income             Gains         of Period          Return+
------------------------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
INSTITUTIONAL CLASS
 2003           $ 8.82           $0.03          $(0.11)           $(0.08)           $(0.04)            $ 8.62          (1.00)%
 2002(1)         10.00            0.09           (1.26)            (0.01)               --               8.82         (11.72)
INVESTOR CLASS
 2003           $ 8.80           $0.02          $(0.11)           $(0.07)           $(0.04)            $ 8.60          (1.14)%
 2002(1)         10.00            0.07           (1.26)            (0.01)               --               8.80         (11.95)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Ratio of Net
                                                                                   Ratio of       Investment
                              Ratio of                                             Expenses           Income
                              Expenses                                           to Average       to Average
                            to Average                       Ratio of Net        Net Assets       Net Assets
                            Net Assets         Ratio of        Investment        (Excluding       (Excluding
             Net Asset      (Excluding         Expenses            Income       Waivers and      Waivers and         Portfolio
         End of Period          Direct       to Average        to Average          Directed          Directed         Turnover
                 (000)    Brokerage)++    Net Assets+++        Net Assets        Brokerage)        Brokerage)            Rate+
------------------------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
INSTITUTIONAL CLASS
 2003        $  86,861           1.05%            1.03%             0.79%             1.19%             0.63%            6.68%
 2002(1)        70,883           1.05             1.03              1.70              1.52              1.21            46.76
INVESTOR CLASS
 2003         $179,779           1.28%            1.26%             0.59%             1.42%             0.43%            6.68%
 2002(1)       129,468           1.29             1.27              1.44              1.69              1.02            46.76

(1) Commenced operations on October 26, 2001. All ratios for the period have been annualized.
  + Returns and portfolio turnover are for the period indicated
    and have not been annualized.
 ++ See Note 3 in the Notes to Financial Statements.
+++ Expense ratio effected by directed brokerage (see Note 3 in the Notes to Financial Statements).


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
12                     CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Investments in equity securities that are traded on a national securities exchange (or reported on The Nasdaq Stock Market) are stated at the last quoted sale price, if readily available, for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities listed on a foreign exchange are valued at the last quoted sale price before the Fund is valued. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees.

Securities listed on a foreign exchange may trade on weekends or other days when the Fund does not calculate its net asset value. As a result, the market value of these fund investments may change on days when investors cannot buy and sell shares of the Fund.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the trade date the security is purchased or sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.


--------------------------------------------------------------------------------
                       CAUSEWAY INTERNATIONAL VALUE FUND                      13

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(continued)

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts to settle transactions or as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. As of March 31, 2003, the following forward foreign currency contracts were outstanding:

                         Contracts                            Unrealized
Maturity               to Deliver/          In              Appreciation
Date                       Receive    Exchange For         (Depreciation)
--------------------------------------------------------------------------------
Foreign Currency Purchases:
04/01/03 -
04/02/03        CD       1,121,060      $  762,832            $    (699)
04/01/03 -
04/02/03        CF         958,722         693,055                16,348
04/01/03        EU         828,296         885,175                18,662
04/01/03        UK       1,169,532       1,829,264                19,356
--------------------------------------------------------------------------------
                                                                 $53,667
--------------------------------------------------------------------------------

CURRENCY LEGEND
CD  Canadian Dollars
CF  Swiss Francs
EU  Euro
UK  British Pound Sterling

EXPENSES - Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DISTRIBUTIONS - Distributions from net investment income are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.


--------------------------------------------------------------------------------
14                     CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)


OTHER - The Fund imposes a redemption fee of 2% on the value of any capital shares redeemed by shareholders less than 90 days after purchase with certain exceptions.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Investment Adviser"). Under the Advisory Agreement, the Investment Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Investment Adviser contractually agreed to waive its fee for the six-month period ended March 31, 2003 and, to the extent necessary, reimburse the Fund in order to keep total annual operating expenses from exceeding 1.05% and 1.30% of the Institutional Class and Investor Class average daily net assets, respectively.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement dated September 20, 2001. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Fund as follows: 0.15% up to $250 million; 0.125% from $250 million to $500 million; 0.10% from $500 million to $1 billion; and 0.07% in excess of $1 billion. The Fund pays the Administrator a minimum annual fee of $165,000 for all portfolios and classes in existence on the agreement date and $80,000 for any portfolio created thereafter. In addition, the minimum annual fee will be increased $20,000 for each new class added after the agreement date.

The Fund has adopted a Shareholder Service Plan and Agreement (the "Plan") for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to shareholders of the Fund.
For the six-month period ended March 31, 2003, the Fund paid 0.23% of average daily net assets under the Plan.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

Directed brokerage credits are used to pay for Fund expenses. These payments benefit shareholders by increasing the Fund's total return. Because the Investment Adviser has a binding expense limit commitment to the Fund, directed brokerage credits may not be used to increase the management fee received by the Investment Adviser. Accordingly, the Investment Adviser's management fee waiver is calculated using expenses gross of directed brokerage credits. The credits are then applied after the Investment Adviser's full management fee waiver.

--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     15

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)


Certain Trustees and officers of the Fund are also officers of the Administrator and/or Distributor or are members and officers of the Investment Adviser. These persons receive no fees for serving as Trustees or officers of the Fund.

4. ORGANIZATION COSTS

Certain costs associated with the organization of the Trust and the Fund have been paid by the Investment Adviser. These costs, including initial registration costs, were deferred and were charged to expenses during the Fund's first twelve months of operation.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the six-months ended March 31, 2003 for the Fund were as follows:

       U.S. Government                  Other Investment
         SECURITIES                        SECURITIES
    Purchases    Sales                Purchases     Sales
      (000)      (000)                  (000)       (000)
--------------------------------------------------------------
       $--        $--                 $89,983      $15,480
--------------------------------------------------------------

6. RISKS OF FOREIGN INVESTING

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in different foreign countries.

7. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. In addition, the Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during

--------------------------------------------------------------------------------
16                       CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONCLUDED)

the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows:

                                                               Net
        Appreciated                Depreciated             Unrealized
        Securities                 Securities             Depreciation
           (000)                      (000)                   (000)
--------------------------------------------------------------------------------
          $10,902                   $(54,899)                $(43,997)
--------------------------------------------------------------------------------
8. IN-KIND TRANSFERS OF SECURITIES

During the year ended September 30, 2002, the Fund issued shares of beneficial interest in exchange for portfolio assets. The securities were transferred at their current value on the date of transaction.

                                                 Shares
                                                 Issued          Value
--------------------------------------------------------------------------------
Institutional Class: 10/29/01                    488,507      $4,855,067
Investor Class:      11/14/01                  1,611,912      16,377,029
--------------------------------------------------------------------------------

9. CAPITAL SHARES ISSUED AND REDEEMED (000)

   INSTITUTIONAL CLASS:
   Shares Sold                                7,604
   Shares Issued in Reinvestment
     of Dividends                               108
   Shares Redeemed                           (5,673)
                                       ------------
   Increase in Shares Outstanding
     Derived from Institutional
     Class Transactions                       2,039
                                       ------------
   INVESTOR CLASS:
   Shares Sold                               18,293
   Shares Issued in Reinvestment
     of Dividends                               195
   Shares Redeemed                          (12,304)
                                       ------------
   Increase in Shares Outstanding
     Derived from Investor
     Class Transactions                       6,184
                                       ------------
   Increase in Shares Outstanding
     from Capital Share Transactions          8,223
                                       ============


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     17

                                      NOTES

                                      NOTES